EXHIBIT 99.1

The purpose of this schedule is to provide investors with historical segment information that has been recast on a basis consistent with Toll Brothers, Inc.'s new segment reporting structure that was implemented in the first quarter of its fiscal 2020. The tables provide unaudited recast segment information for the previously reported years ended October 31, 2019 and October 31, 2018, and the three month periods ended January 31, April 30, July 31 and October 31 of each of 2019 and 2018.

Units Delivered and Revenues:

	Fiscal 2019
	Units Delivered					Revenues ($ Millions)					Average Delivered Price Per Unit ($ Thousands)
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Traditional Home Building:
North	384	518	546	775	2,223	$271.5	$345.1	$360.0	$507.8	$1,484.4	$707.1	$666.2	$659.4	$655.2	$667.7
Mid-Atlantic	211	252	330	444	1,237	134.9	174.1	213.7	281.6	804.3	$639.3	$690.8	$647.6	$634.3	$650.2
South	228	313	312	445	1,298	176.9	242.8	243.4	328.8	991.9	$776.0	$775.6	$780.2	$738.9	$764.2
Mountain	366	416	437	492	1,711	226.4	285.8	292.7	326.0	1,130.9	$618.6	$687.0	$669.8	$662.5	$661.0
Pacific	277	340	329	488	1,434	444.1	579.6	573.5	819.5	2,416.7	$1,603.1	$1,704.8	$1,743.1	$1,679.2	$1,685.3
Traditional Home Building	1,466	1,839	1,954	2,644	7,903	1,253.8	1,627.4	1,683.3	2,263.7	6,828.2	$855.2	$884.9	$861.5	$856.2	$864.0
City Living	64	72	40	28	204	68.6	84.1	71.9	28.6	253.2	$1,071.8	$1,167.7	$1,797.3	$1,022.5	$1,239.2
Corporate and other						(3.1)	0.6	1.8	(0.3)	(1.0)
Total home sales	1,530	1,911	1,994	2,672	8,107	1,319.3	1,712.1	1,757.0	2,292.0	7,080.4	$862.3	$895.9	$881.2	$857.8	$873.3
Land sales						43.9	4.0	8.7	87.0	143.6
Total consolidated						$1,363.2	$1,716.1	$1,765.7	$2,379.0	$7,224.0

	Fiscal 2018
	Units Delivered					Revenues ($ Millions)					Average Delivered Price Per Unit ($ Thousands)
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Traditional Home Building:
North	357	521	589	792	2,259	$232.0	$351.8	$390.8	$543.3	$1,517.9	$649.8	$675.2	$663.5	$686.1	$671.9
Mid-Atlantic	229	272	389	381	1,271	137.8	168.5	235.5	233.9	775.7	$601.5	$619.7	$605.3	$614.0	$610.3
South	176	262	314	362	1,114	143.0	201.5	243.3	280.8	868.6	$812.6	$769.0	$774.9	$775.6	$779.7
Mountain	355	458	466	518	1,797	207.0	282.1	293.2	344.3	1,126.6	$583.1	$615.8	$629.2	$664.7	$626.9
Pacific	242	344	459	610	1,655	338.1	505.7	700.0	989.7	2,533.5	$1,397.3	$1,470.0	$1,525.0	$1,622.5	$1,530.8
Traditional Home Building	1,359	1,857	2,217	2,663	8,096	1,057.9	1,509.6	1,862.8	2,392.0	6,822.3	$778.4	$812.9	$840.2	$898.3	$842.7
City Living	64	29	29	47	169	117.6	89.6	50.6	63.2	321.0	$1,837.5	$3,090.8	$1,745.4	$1,343.6	$1,899.4
Total consolidated	1,423	1,886	2,246	2,710	8,265	$1,175.5	$1,599.2	$1,913.4	$2,455.2	$7,143.3	$826.0	$847.9	$851.9	$906.0	$864.3

Net Contracts Signed:

	Fiscal 2019
	Net Contracted Units					Net Contract Value ($ Millions)					Average Contracted Price Per Unit ($ Thousands)
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Traditional Home Building:
North	402	687	611	567	2,267	$275.2	$454.8	$400.4	$381.2	$1,511.6	$684.7	$662.0	$655.4	$672.3	$666.8
Mid-Atlantic	253	344	299	263	1,159	160.4	236.8	201.6	173.7	772.5	$633.8	$688.5	$674.2	$660.6	$666.5
South	201	404	344	358	1,307	152.4	288.4	255.5	244.8	941.1	$758.2	$713.8	$742.7	$683.7	$720.0
Mountain	331	600	622	544	2,097	241.1	405.6	414.5	395.0	1,456.2	$728.4	$675.9	$666.5	$726.1	$694.4
Pacific	169	348	325	253	1,095	294.6	554.6	533.3	422.3	1,804.8	$1,743.5	$1,593.6	$1,640.8	$1,669.2	$1,648.2
Traditional Home Building	1,356	2,383	2,201	1,985	7,925	1,123.7	1,940.2	1,805.3	1,617.0	6,486.2	$828.7	$814.2	$820.2	$814.6	$818.4
City Living	23	41	40	46	150	39.7	63.1	63.5	58.4	224.7	$1,724.4	$1,538.9	$1,587.1	$1,271.8	$1,498.3
Total consolidated	1,379	2,424	2,241	2,031	8,075	$1,163.4	$2,003.3	$1,868.8	$1,675.4	$6,710.9	$843.6	$826.4	$833.9	$825.0	$831.1

	Fiscal 2018
	Net Contracted Units					Net Contract Value ($ Millions)					Average Contracted Price Per Unit ($ Thousands)
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Traditional Home Building:
North	441	626	626	554	2,247	$311.1	$422.6	$407.7	$369.9	$1,511.3	$705.5	$675.1	$651.2	$667.8	$672.6
Mid-Atlantic	195	368	362	251	1,176	129.2	230.3	229.7	170.3	759.5	$662.5	$625.8	$634.7	$678.1	$645.8
South	262	383	323	244	1,212	208.4	286.8	256.6	196.5	948.3	$795.3	$748.8	$794.5	$805.3	$782.4
Mountain	417	559	493	402	1,871	263.6	345.3	328.0	292.7	1,229.6	$632.0	$617.6	$665.2	$728.4	$657.2
Pacific	460	665	463	242	1,830	716.3	1,001.1	729.3	431.1	2,877.8	$1,557.2	$1,505.4	$1,575.3	$1,781.1	$1,572.6
Traditional Home Building	1,775	2,601	2,267	1,693	8,336	1,628.6	2,286.1	1,951.3	1,460.5	7,326.5	$917.5	$878.9	$860.8	$862.7	$878.9
City Living	47	65	49	22	183	61.8	97.1	80.7	38.2	277.8	$1,316.0	$1,494.3	$1,646.3	$1,732.9	$1,518.0
Total consolidated	1,822	2,666	2,316	1,715	8,519	$1,690.4	$2,383.2	$2,032.0	$1,498.7	$7,604.3	$927.8	$893.9	$877.4	$873.8	$892.6

Backlog:

	Fiscal 2019
	Backlog Units				Backlog Value ($ Millions)				Average Backlog Price Per Unit ($ Thousands)
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Traditional Home Building:
North	1,716	1,885	1,950	1,742	$1,154.0	$1,264.5	$1,305.4	$1,179.6	$672.5	$670.8	$669.5	$677.2
Mid-Atlantic	779	871	965	784	525.6	588.5	642.6	535.3	$674.8	$675.7	$665.9	$682.7
South	944	1,035	1,067	1,048	756.9	802.8	815.2	757.3	$801.8	$775.6	$764.0	$722.6
Mountain	1,185	1,369	1,554	1,606	838.8	958.8	1,081.5	1,150.9	$707.9	$700.4	$695.9	$716.6
Pacific	1,205	1,213	1,209	974	1,942.7	1,919.4	1,879.7	1,484.4	$1,612.2	$1,582.3	$1,554.8	$1,524.0
Traditional Home Building	5,829	6,373	6,745	6,154	5,218.0	5,534.0	5,724.4	5,107.5	$895.2	$868.4	$848.7	$829.9
City Living	125	94	94	112	148.7	127.7	119.7	149.6	$1,189.4	$1,358.4	$1,272.9	$1,335.6
Total consolidated	5,954	6,467	6,839	6,266	$5,366.7	$5,661.7	$5,844.1	$5,257.1	$901.4	$875.5	$854.5	$839.0

	Fiscal 2018
	Backlog Units				Backlog Value ($ Millions)				Average Backlog Price Per Unit ($ Thousands)
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Traditional Home Building:
North	1,794	1,899	1,936	1,698	$1,235.8	$1,306.7	$1,323.5	$1,150.1	$688.9	$688.1	$683.6	$677.3
Mid-Atlantic	798	894	867	737	507.8	569.5	563.8	500.1	$636.3	$637.0	$650.3	$678.6
South	959	1,080	1,089	971	766.0	851.3	864.6	780.3	$798.7	$788.2	$794.0	$803.6
Mountain	1,208	1,309	1,336	1,220	777.4	840.5	875.3	823.8	$643.5	$642.1	$655.1	$675.3
Pacific	1,356	1,677	1,681	1,313	2,124.4	2,619.9	2,649.3	2,090.6	$1,566.7	$1,562.2	$1,576.0	$1,592.2
Traditional Home Building	6,115	6,859	6,909	5,939	5,411.4	6,187.9	6,276.5	5,344.9	$884.9	$902.2	$908.5	$900.0
City Living	135	171	191	166	165.1	172.5	202.6	177.6	$1,222.6	$1,009.0	$1,060.7	$1,069.7
Total consolidated	6,250	7,030	7,100	6,105	$5,576.5	$6,360.4	$6,479.1	$5,522.5	$892.2	$904.8	$912.6	$904.6

Income (Loss) Before Income Taxes ($ amounts in millions):

	Fiscal 2019					Fiscal 2018
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Traditional Home Building:
North	$15.1	$7.3	$25.2	$33.9	$81.5	$6.0	$12.0	$30.6	$49.7	$98.3
Mid-Atlantic	7.1	10.4	12.0	21.2	50.7	10.9	13.1	13.8	21.4	59.2
South	15.7	28.6	24.4	37.4	106.1	9.5	24.1	32.2	34.1	99.9
Mountain	25.6	27.4	32.2	27.8	113.0	21.8	33.1	37.5	43.9	136.3
Pacific	91.6	123.0	121.8	173.3	509.7	69.7	100.6	162.9	238.1	571.3
Traditional Home Building	155.1	196.7	215.6	293.6	861.0	117.9	182.9	277.0	387.2	965.0
City Living	14.6	25.9	19.1	10.5	70.1	30.0	16.7	13.6	17.8	78.1
Corporate and other	(18.3)	(46.4)	(47.8)	(31.4)	(143.9)	(16.3)	(46.9)	(37.5)	(8.5)	(109.2)
Total consolidated	$151.4	$176.2	$186.9	$272.7	$787.2	$131.6	$152.7	$253.1	$396.5	$933.9

Home Sales Cost of Revenues as a Percentage of Home Sales Revenues:

	Fiscal 2019					Fiscal 2018
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Traditional Home Building:
North	83.7%	89.5%	84.3%	86.7%	86.2%	86.4%	88.9%	85.0%	84.8%	86.0%
Mid-Atlantic	83.9%	85.7%	86.8%	85.7%	85.7%	82.5%	84.3%	86.1%	84.3%	84.5%
South	84.1%	82.7%	83.4%	83.4%	83.4%	85.1%	82.2%	81.3%	82.9%	82.7%
Mountain	78.8%	81.1%	79.8%	82.5%	80.7%	80.4%	81.0%	79.9%	80.1%	80.3%
Pacific	73.2%	73.7%	73.7%	75.0%	74.0%	72.6%	74.2%	72.0%	72.4%	72.7%
City Living	76.1%	65.6%	70.6%	72.1%	70.6%	73.2%	81.1%	73.3%	71.9%	75.2%
Total consolidated	79.0%	80.3%	79.8%	81.2%	80.2%	79.5%	81.2%	78.9%	78.6%	79.4%